Introduction to MAM Software Group, Inc Michael G. Jamieson President & Chief Executive Officer Charles F. Trapp Executive Vice President & Chief Financial Officer Driving Business Performance 1031 10am cm

Driving Business Performance Statements and/or figures included in this presentation that are not historical facts (including any statements or projection s c oncerning plans and objectives of management for future operations or economic performance, or assumptions or forecasts related thereto ), are forward - looking statements. These statements can be identified by the use of forward - looking terminology including “forecast,” “ may,” “believe,” “will,” “expect,” “anticipate,” “estimate,” “continue” or other similar words. These statements discuss future exp ect ations, contain projections of results of operations or of financial condition or state other “forward - looking” information. We and our representatives may from time to time make other oral or written statements that are also forward - looking statements. These forward - looking statements are made based upon management’s current plans, and best expectations, estimates, assumptions and beliefs concerning future events that may impact the company’s future prospects and therefore involve a number of risks a nd uncertainties. MAM Software Group, Inc cautions that forward - looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward - looking statements. Because these forward - looking statements involve risks and uncertainties, actual results could differ materially from those expr essed or implied by these forward - looking statements for a number of important reasons. MAM Software Group, Inc. expressly disclaims any intention or obligation to revise or update any forward - looking statements whether as a result of new information, future events , or otherwise. Safe harbor statement

Driving Business Performance MAM Software is a lead ing provider of cloud based and on - premise business solutions and services for the automotive aftermarket and other vertical markets Who are we? ▪ Founded in 1984 ▪ NASDAQ CM: MAMS ▪ TTM Total Revenue $28.5m (Sept. 30, 2013) ▪ TTM End Recurring Revenue 69.2% (Sept. 30, 2013) ▪ US & UK operations (188 Group staff) ▪ 5,000+ software customers & 12,000+ catalog users $28.5m TTM TOTAL REVENUE 69.2% TTM RECURRING REVENUE

Driving Business Performance ▪ Dominant UK aftermarket position (70% penetration) ▪ Industry leader with high barriers to entry: ▪ Proven technology ▪ Widespread market acceptance ▪ Mature relationships with leading groups ▪ Comprehensive product portfolio comprising modern complementary solutions ▪ Significant customer base with strong recurring revenues ▪ High levels of customer retention ▪ Growth opportunity in cloud solutions (SaaS, DaaS, iPaaS) ▪ Expansion opportunities into multiple international markets ▪ Exceptional staff with extensive knowledge and experience What are our strengths? 70 % CLOUD OPPORTUNITIES UK PENETRATION

What do we do?

5



MAM Software develops a range of business management, data and e-commerce solutions (SaaS, DaaS, iPaaS) that help companies conduct their business more efficiently, encourage customer loyalty and increase revenue

Business Management Software

- Wholesale & retail sales
- Purchasing & inventory
- Warehouse management
- Integrated accounting
- Business intelligence & CRM

e-Commerce Solutions

- B2B web portals
- B2C web sites
- Internet EDI

Mobile Applications

- Vehicle health check
- Damage inspection
- Inventory control
- Reps module

Data Products & Services

- Data as a Service (DaaS)
- All-makes auto parts catalog
- Supplier data management tools
- Licence plate lookup

Delivery

- Cloud
  - Hosted SaaS
  - Browser-based SaaS
- On-premise

Integration Platform as a Service (iPaaS)

MAM SOFTWARE

Driving Business Performance

Driving Business Performance ▪ UK and US automotive aftermarkets ( parts and accessories , tires) ▪ UK vertical markets (including builders merchants, electrical wholesalers, plumbers merchants and general wholesaling ) Who is our target audience? MANUFACTURER MERCHANT ACCESSORY RETAILER AUTO SHOP (SIGLE SITE) AUTO REPAIR SHOP TIRE DEALER CONSUMER PARTS MANUFACTURER WAREHOUSE DISTRIBUTOR JOBBER Parts Verticals TIRE MANUFACTURER TIRE WHOLESALER Tire

Driving Business Performance Who are our customers? UK Parts UK Verticals US Auto Repair & Tire US Parts

Driving Business Performance Product Showcase Award Winner ▪ Autocat+ parts catalog wins Business Tools category in product showcase ▪ Voted for by pre - registered visitors ▪ Innovative Data as a Service (DaaS) approach aims to reduce data latency ▪ Allows manufacturers to update product data in real - time ▪ Provides distributors with accurate, up - to - date information “We are delighted that our Autocat+ parts catalog has won this prestigious award from such a respected organization.” Mike Jamieson, CEO, MAM Software Business highlights

Driving Business Performance ALLDATA Strategic Agreement ▪ ALLDATA to white - label MAM cloud shop management system (SMS) ▪ ALLDATA is a leading provider of manufacturers’ automotive repair information and solutions, owned by AutoZone ▪ Current customer base of 80,000 automotive repair and collision shop subscribers ▪ Cloud platform simplifies deployment and management ▪ SMS will help shops enhance profitability and strengthen customer relationships “MAM Software is a major provider of shop management solutions and an excellent fit for ALLDATA.” Jeff Lagges, President, ALLDATA Business highlights

Driving Business Performance ▪ United Kingdom ▪ Continued growth in automotive sector – SaaS & DaaS solutions ▪ New products – mobile, big data ▪ Increased penetration in tire sector ▪ Continued growth in vertical markets ▪ Acquisitions Growth o pportunities * Includes legacy software users ** Source = Experian B2B Prospector Sector Customers Addressable Total Market (Businesses) Avg. Annual SaaS Revenue per Business Avg. Annual DaaS Revenue per Business Potential Annual XaaS Market Value Warehouse Distributors & Auto Parts Stores 1,213 1,802 ** $11,000 $4,500 $28m Wholesale & Retail Tire Dealers 27 1,725 ** $6,000 $2,500 $15m Auto Repair Shops 3,555 * 25,000 ** $634 n/a $16m Verticals (merchants) 61 1,576 ** $12,000 n/a $19m

Driving Business Performance ▪ North America ▪ Continued growth in parts distribution sector – SaaS & DaaS solutions ▪ Increased penetration in tire sector ▪ Growth in auto repair shop sector – SaaS based shop management system (SMS) ▪ Long term - expansion into vertical markets ▪ Acquisitions Growth o pportunities * Source = AAIA 2013 Factbook (2011 data) Sector Customers / Outlets Addressable Total Market (Outlets) Avg. Annual SaaS Revenue per Outlet Avg. Annual DaaS Revenue per Outlet Potential Annual XaaS Market Value Warehouse Distributors & Auto Parts Stores 109 / 566 35,500 * $11,000 $4,500 $550m Wholesale & Retail Tire Dealers 136 / 469 18,900 * $6,000 $2,500 $161m Auto Repair Shops 244 / 1516 76,600 * $1,550 n/a $119m

Driving Business Performance SaaS progress KPIs 2% CHURN RATE +6.3% YEAR ON YEAR QUARTERLY INCREASE IN CUSTOMERS +63.8% YEAR ON YEAR QUARTERLY INCREASE IN REVENUE $ 6 MONTHS CAC* RECOVERY PERIOD * Customer Acquisition Costs

Driving Business Performance Financials Selected Financial Data Ticker Symbol MAMS (NASDAQ CM) 52 Week Range $2.55 - $5.00 Fiscal year end Jun - 30 Outstanding Shares as of Nov. 12, 2013 14,481,437 Enterprise Value Sept. 30 2013 Shares Outstanding (count) 14,481,437 Closing Price $4.00 Equity Value $57,840,684 Debt 67,000 Less Cash : (4,275,000) Enterprise Value $53,632,684 Rolling Twelve Month EBITDA $5,844,000

Driving Business Performance Financials Q1 Financial Highlights Q1 2014 Q1 YoY Change Total Revenue $ 7,561,000 + 16.6 % Total Recurring Revenue $ 5,198,000 + 12.2 % Total XaaS Revenue $ 2,271,000 + 18.7 % Total SaaS Revenue $ 642,000 + 63.8 % Total DaaS Revenue $ 1,629,000 + 7.0 % Total Earnings $ 692,000 + 10.9 % First Quarter Highlights

Driving Business Performance Financials [A] TTM data does not represent a projection of results. Shown for illustration purposes only. 69.87% 30.13% 30.76% 69.24% 31.25% 68.75%

Driving Business Performance Financials

Driving Business Performance Financials

Financials Driving Business Performance FY = Fiscal Year ending June 30

Driving Business Performance Financials Statement of Operations For the Three Months Ended Sept. 30 For the Twelve Months Ended June 30 2013 2012 2013 2012 Revenue $7,561,000 $6,483,000 $27,466,000 $26,090,000 Cost of Revenues 3,315,000 2,710,000 11,392,000 10,676,000 Gross Margin 4,246,000 3,773,000 16,074,000 15,414,000 Operating Expenses 3,389,000 2,859,000 12,065,000 10,622,000 Operating Income 857,000 914,000 4,009,000 4,792,000 Other Income (expense) (27,000) (161,000) (273,000) (294,000) Income before Income Taxes 830,000 753,000 3,736,000 5,046,000 Provision for Income Taxes (138,000) (129,000) (723,000) (950,000) Net income (loss) $692,000 $624,000 $3,013,000 $4,096,000 Earnings per Share - Basic $ 0.05 $ 0.05 $ 0.24 $ 0.29 Earnings per Share – Diluted $ 0.05 $ 0.05 $ 0.24 $ 0.29

Driving Business Performance Financials Calculation of Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (values in thousands) For the Three Months Ended Sept. 30 Trailing Twelve Months Ended Sept. 30 2013 2012 2013 2012 Net Income $692 $624 $3,081 $3,932 Interest Expense 27 41 132 179 Taxes 138 129 732 839 Gain on Settlement of Liabilities - (13) - (13) Gain on Settlement of Derivative Liabilities - (73) (58) (73) Depreciation and Amortization 266 290 1,125 1,187 Non - cash Equity Compensation 179 112 481 216 One Time Expenses 82 - 286 - Change in Fair Value of Derivative Liabilities - 206 65 126 EBITDA $1,384 $1,316 $5,844 $6,393

Driving Business Performance Financials Condensed Balance Sheet For the Quarter Ended Sept - 30 Jun - 30 Mar - 31 Dec - 31 2013 2013 2013 2012 Assets Cash and Cash Equivalents $4,275,000 $4,061,000 $2,884,000 $2,516,000 Accounts Receivable 4,247,000 3,511,000 3,622,000 4,011,000 All Other Current Assets 2,178,000 2,175,000 1,914,000 1,334,000 10,700,000 9,747,000 8,420,000 7,861,000 Long - Term Assets 11,974,000 11,594,000 11,690,000 12,091,000 Total Assets $22,674,000 $21,341,000 $20,110,000 $19,952,000 Liabilities and Stockholders' Equity Total Current Liabilities $6,194,000 $6,246,000 $5,878,000 $5,820,000 Total Long - Term Liabilities 430,000 474,000 426,000 442,000 Total Liabilities 6,624,000 6,720,000 6,304,000 6,262,000 Total Stockholders' Equity 16,050,000 14,622,000 13,806,000 13,690,000 Total Liabilities and Stockholders' Equity $22,674,000 $21,341,000 $20,110,000 $19,952,000

Driving Business Performance Questions Thank you. Any Questions? Michael G. Jamieson President & Chief Executive Officer Email: mikej@mamsoft.co.uk Tel: +44 (0) 1226 352900 Charles F. Trapp Executive Vice President & Chief Financial Officer Email: charlie.trapp@mamsoftwaregroup.com Tel: (610) 336 9045 x 240